UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund:   BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 04/30/2016

Item 1 – Report to Stockholders

APRIL 30, 2016

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year brought valuations to more reasonable levels, creating some appealing entry points for investors in 2016. Nonetheless, slow but relatively stable growth in the United States is countered by a less optimistic global economic outlook and uncertainties around the efficacy of China’s policy response, the potential consequences of negative interest rates in Europe and Japan, and a host of geopolitical risks.

For the 12 months ended April 30, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.43%	1.21%
U.S. small cap equities (Russell 2000® Index)	(1.90)	(5.94)
International equities (MSCI Europe, Australasia, Far East Index)	(3.07)	(9.32)
Emerging market equities (MSCI Emerging Markets Index)	(0.13)	(17.87)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.76	3.74
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.82	2.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	5.16
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.38	(1.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments, with municipal bonds being one of the strongest-performing sectors for the 12-month period. Investors favored the relative stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, falling oil prices, global growth concerns, geopolitical risks, and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended April 30, 2016, municipal bond funds garnered net inflows of approximately $27 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $380 billion (though lower than the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2016
6 months: 3.52%
12 months: 5.16%

A Closer Look at Yields

From April 30, 2015 to April 30, 2016, yields on AAA-rated 30-year municipal bonds decreased by 47 basis points (“bps”) from 3.05% to 2.58%, while 10-year rates fell by 51 bps from 2.12% to 1.61% and 5-year rates decreased 32 bps from 1.30% to 0.98% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 58 bps and the spread between 2-and 10-year maturities flattening by 62 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	5

Fund Summary as of April 30, 2016	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2016 ($15.73)[1]	5.87%
Tax Equivalent Yield[2]	10.37%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.072 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYD[1,2]	12.36%	8.81%
Lipper General & Insured Municipal Debt Funds (Leveraged) [3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The Fund’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in transportation, health care and utilities also contributed strongly.

•

Despite offering generous yields in comparison to the broader market, the Fund’s more seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.) The Fund’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$15.73		$14.91	5.50%	$15.80	$13.75
Net Asset Value	$15.62	[1]	$15.29	2.16%	$15.65	$14.85

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	23%	24%
Health	21	20
Utilities	11	11
Education	12	12
State	10	10
County/City/Special District/School District	9	11
Corporate	8	8
Tobacco	6	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	3
2018	3
2019	15
2020	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	8%	10%
AA/Aa	47	45
A	21	23
BBB/Baa	13	12
BB/Ba	4	3
B	1	2
N/R2	6	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% of the Fund’s total investments.

ANNUAL REPORT	APRIL 30, 2016	7

Fund Summary as of April 30, 2016	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2016 ($16.56)[1]	5.54%
Tax Equivalent Yield[2]	9.79%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of April 30, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0725 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MQY[1,2]	13.35%	8.61%
Lipper General & Insured Municipal Debt Funds (Leveraged) [3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•	Given the decline in yields, the Fund’s duration exposure made a significant contribution to performance during the 12-month period. (Duration is a measure of interest-rate sensitivity.)

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The 5- to 10-year portion of the yield curve outpaced the broader market during the first half of the period, while longer-term bonds led during the second half. In this environment, the Fund benefited from its exposure to the longer end of the yield curve. The Fund’s performance was also helped by its allocations to the school district and transportation sectors. In addition, the Fund was aided by its positions in bonds with wider yield spreads at a time in which investors displayed a preference for higher-yielding securities.

•

The Fund’s positions in general obligation securities issued by the city of Chicago and the state of Illinois, which trailed the broader market due to investor concerns about budget issues and pension funding liabilities, had a negative impact on performance. Yield spreads on these issues widened significantly, especially during the first half of the reporting period, resulting in slightly lower prices for the full year.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		04/30/15	Change	High	Low
Market Price	$16.56		$15.52	6.70%	$16.76	$14.38
Net Asset Value	$16.48	[1]	$16.12	2.23%	$16.53	$15.65

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	22%	21%
County/City/Special District/School District	22	25
Utilities	17	17
State	16	16
Health	10	10
Education	6	6
Corporate	4	3
Housing	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	6%
2017	9
2018	9
2019	9
2020	3

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	9%	10%
AA/Aa	57	60
A	27	25
BBB/Baa	5	4
N/R	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	APRIL 30, 2016	9

Fund Summary as of April 30, 2016	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2016 ($14.33)[1]	5.61%
Tax Equivalent Yield[2]	9.91%
Current Monthly Distribution per Common Share[3]	$0.067
Current Annualized Distribution per Common Share[3]	$0.804
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.062 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MQT[1,2]	13.42%	8.48%
Lipper General & Insured Municipal Debt Funds (Leveraged) [3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•	Given the decline in yields, the Fund’s duration exposure made a significant contribution to performance during the 12-month period. (Duration is a measure of interest-rate sensitivity.)

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income.

•

The 5- to 10-year portion of the yield curve outpaced the broader market during the first half of the period, while longer-term bonds led during the second half. In this environment, the Fund benefited from its exposure to the longer end of the yield curve. The Fund’s performance was also helped by its allocations to the school district and transportation sectors. In addition, the Fund was aided by its positions in bonds with wider yield spreads at a time in which investors displayed a preference for higher-yielding securities.

•

The Fund’s positions in general obligation securities issued by the city of Chicago and the state of Illinois, which trailed the broader market due to investor concerns about budget issues and pension funding liabilities, had a negative impact on performance. Yield spreads on these issues widened significantly, especially during the first half of the reporting period, resulting in slightly lower prices for the full year.

•	The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2016

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$14.33		$13.44	6.62%	$14.37	$12.26
Net Asset Value	$14.46	[1]	$14.18	1.97%	$14.50	$13.72

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/16	4/30/15
County/City/Special District/School District	25%	25%
Transportation	23	23
Utilities	14	14
State	13	13
Health	12	12
Education	8	9
Housing	2	2
Corporate	2	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	8%
2017	8
2018	9
2019	11
2020	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	8%	6%
AA/Aa	61	65
A	24	24
BBB/Baa	5	4
N/R2	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% of the Fund’s total investments.

ANNUAL REPORT	APRIL 30, 2016	11

Schedule of Investments April 30, 2016	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,281,500
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,858,506
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,571,050
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,692,967

		19,404,023
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,265	1,272,084
Arizona — 2.2%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	895	867,622
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	9,018,148
5.00%, 12/01/37	5,000	6,234,000

		16,119,770
California — 9.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,054,235
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,766,017
California Health Facilities Financing Authority, Refunding RB, Series A:
Dignity Health, 6.00%, 7/01/34	3,155	3,623,865
St. Joseph Health System, 5.00%, 7/01/33	2,560	3,029,376
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	345,940
5.25%, 8/15/49	770	869,969
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,650	1,813,136
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	2,300	2,552,011
Loma Linda University Medical Center, 5.00%, 12/01/41 (a)(b)	1,100	1,196,965
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)(b)	1,335	1,451,519
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,339,794

Municipal Bonds	Par (000)	Value
California (continued)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	$1,605	$1,798,996
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	506,359
6.25%, 10/01/40	335	418,840
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed Bonds, Series A-1, 5.13%, 6/01/47	6,205	6,050,247
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,037
Various Purposes, 6.00%, 3/01/33	5,085	6,044,336
Various Purposes, 6.50%, 4/01/33	14,075	16,400,894
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,914,364
Sub-Series I-1, 6.38%, 11/01/34	2,385	2,852,412
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,460	1,460,511
5.00%, 6/01/37	1,775	1,774,840

		70,274,663
Colorado — 0.9%
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	1,720	1,856,413
University of Colorado, RB, Series A (c):
5.25%, 6/01/19	2,250	2,551,410
5.38%, 6/01/19	1,250	1,422,213
5.38%, 6/01/19	830	944,349

		6,774,385
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	3,077,054
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G:
5.00%, 7/01/35	2,225	2,534,431
5.00%, 7/01/39	5,000	5,695,350

		11,306,835
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,520,702
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,430	2,776,640

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corp.	GTD	Guaranteed	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HDA	Housing Development Authority	S/F	Single-Family
COP	Certificates of Participation	HFA	Housing Finance Agency

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Delaware (continued)
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	$8,275	$8,690,653

		13,987,995
District of Columbia — 3.8%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	4,440	5,056,228
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (d)	8,350	4,787,138
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (d)	15,000	8,322,300
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,706,130
Dulles Toll Road, CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (d)	13,410	7,032,338

		27,904,134
Florida — 5.5%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,207,181
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,765,191
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	4,825	5,464,843
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	2,155	2,385,132
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,790	3,166,204
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,616,654
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	6,150	8,057,792
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (e)(f)	3,887	1,554,709

		40,217,706
Georgia — 2.5%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	5,270	6,219,390
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,297,880
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,909,219
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,755,968
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	1,030	1,166,990

		18,349,447
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,148,774
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,022,000

Municipal Bonds	Par (000)	Value
Illinois — 16.0%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	$1,000	$1,004,610
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	3,500	4,080,860
Series C, 6.50%, 1/01/41	11,920	14,455,146
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,695	3,572,659
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	6,390	6,335,621
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	4,200	4,873,722
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,326,705
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	6,012,216
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,858,227
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,251,986
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,691,976
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,435	6,349,765
Senior, Series C, 5.00%, 1/01/37	5,815	6,769,416
Series A, 5.00%, 1/01/38	4,720	5,369,330
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (d)	27,225	7,024,322
Series B (AGM), 5.00%, 6/15/50	12,435	13,298,611
Series B-2, 5.00%, 6/15/50	5,085	5,327,758
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,218,834
6.00%, 6/01/28	2,335	2,790,348
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,370,680
5.00%, 2/01/39	3,195	3,371,140
Series A, 5.00%, 4/01/38	2,510	2,638,688
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,414,421
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,885,715
5.00%, 4/01/44	2,045	2,288,600

		116,581,356
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	2,004,543
7.00%, 1/01/44	3,950	4,872,917
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,868,499
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	840	919,103
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	988,060
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,259,788

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A: (continued):
Sisters of St. Francis Health Services, 5.25%, 11/01/39	$1,690	$1,891,499
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,539,151
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	2,230	2,532,120
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	3,007,325

		34,883,005
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	2,014,525
5.50%, 12/01/22	4,765	4,959,174
5.25%, 12/01/25	940	1,011,760
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,845	3,024,349
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 6/01/34	3,500	3,507,490

		14,517,298
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	5,031,656
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,325,993
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	2,485	1,997,890

		4,323,883
Louisiana — 3.2%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	1,610	1,801,880
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,751,500
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,389,200
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,308,916
5.25%, 5/15/31	1,750	1,966,580
5.25%, 5/15/32	2,240	2,550,128
5.25%, 5/15/33	2,430	2,723,738
5.25%, 5/15/35	1,025	1,154,642

		23,646,584
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,469,417
Maryland — 0.5%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,501,425

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$880	$963,116
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,545	1,489,550

		3,954,091
Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,353,862
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	4,565	4,587,323
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,827,698

		10,768,883
Michigan — 4.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	10,009,276
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,158,127
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	2,000,227
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	6,085	6,920,166
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18 (c)	2,000	2,334,840
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	6,365	7,467,418

		31,890,054
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (c)	280	321,350
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	580,018
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	570,200

		1,150,218
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,876,145
5.00%, 9/01/42	925	1,016,464

		2,892,609
New Jersey — 6.0%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,125	2,201,649
5.25%, 11/01/44	3,180	3,276,736
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	2,250	2,295,472

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	$1,675	$1,775,115
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,079,198
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	3,019,850
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	1,355	1,568,575
Series A, 5.00%, 1/01/43	1,835	2,113,957
Series E, 5.00%, 1/01/45	5,425	6,265,821
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (d)	7,395	3,202,183
Transportation Program, Series AA, 5.00%, 6/15/44	7,135	7,569,664
Transportation System, Series A, 5.50%, 6/15/41	3,630	3,964,359
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,372,184

		43,704,763
New York — 8.6%
City of New York New York Transitional Finance Authority, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,820,885
Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	5,055	6,021,314
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,800	4,003,338
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	473	536,865
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,070	4,051,278
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	6,012,710
5.25%, 11/15/39	1,765	2,135,297
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,614,192
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,790,794
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	8,145	8,821,361
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	705	773,871
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,760	1,939,010
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,328,056
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	3,084,401
6.00%, 12/01/42	1,485	1,742,900

Municipal Bonds	Par (000)	Value
New York (continued)
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	$4,900	$4,900,049

		62,576,321
North Carolina — 1.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,229,741
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,121,600
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	2,970	3,318,144
Presbyterian Homes, 5.40%, 10/01/27	5,000	5,067,200
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,385,970

		14,122,655
Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	4,575	4,426,450
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,320	4,513,320
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,527,770
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	3,061,435
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,848,125

		15,377,100
Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,608,680
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,325	1,453,803
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,244,706
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	1,765	1,980,171
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,369,987
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,649,828

		19,307,175
Rhode Island — 2.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (e)(f)	4,155	1,031,894
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	8,215	8,518,791
5.00%, 6/01/50	9,875	10,474,116

		20,024,801

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds	Par (000)	Value
South Carolina — 4.3%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	$6,695	$7,564,547
AMT, 5.25%, 7/01/55	2,690	3,049,007
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,501,058
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	9,550	11,198,425

		31,313,037
Tennessee — 2.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,231,489
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,125	1,125,045
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,250	11,339,100
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	1,440	1,662,120

		17,357,754
Texas — 6.6%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,365	5,212,072
Sub-Lien, 5.00%, 1/01/33	725	806,033
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,225	1,381,604
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,534,637
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 7/15/30	3,600	4,053,888
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,393,353
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,449,216
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,823,763
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	535,679
7.00%, 1/01/43	485	577,441
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	4,320	4,912,531
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	1,000	1,175,090
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	4,110	1,758,176
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/38	1,910	2,202,860
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	6,000	7,191,480
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,372,206

		48,380,029

Municipal Bonds	Par (000)	Value
Virginia — 1.3%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	$3,270	$3,685,519
6.00%, 1/01/37	4,750	5,622,717

		9,308,236
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,565	1,786,385
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,658,175

		7,444,560
Wisconsin — 3.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,444,285
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,634,092
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (b)	3,790	3,975,293

		26,053,670
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	7,008,899
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	645,420

		7,654,319
Total Municipal Bonds — 111.8%		814,836,640

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.6%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (c)	4,538	4,647,078
California — 7.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	6,582	7,490,429
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,310	5,865,532
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	21,536,932
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,973	13,604,609
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	4,650	4,906,308
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,448,585

		55,852,395

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (c):
Series C-3, 5.10%, 4/29/18	$7,490	$8,139,308
Series C-7, 5.00%, 5/01/18	4,800	5,207,664
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	4,299	4,835,866
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,319,620

		26,502,458
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,522,265
Series X-3, 4.85%, 7/01/37	9,266	9,709,728

		19,231,993
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	13,096,945
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,993,539
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,409,991
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	4,048	4,572,396
New York — 7.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,194	3,621,510
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,260	3,832,528
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	25,695,041
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	13,081	15,612,478
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	6,507,324

		55,268,881
North Carolina — 4.0%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,227,301
Duke University Project, Series B, 5.00%, 10/01/55	5,290	6,243,046
Wake Forest University, 5.00%, 1/01/38	3,120	3,436,025

		28,906,372
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	31,283,880

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$5,060	$5,882,604
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	8,044,154
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,243	7,383,790

		21,310,548
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,985,721
Virginia — 3.5%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,074,886
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	10,618	11,519,776
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,815,862

		25,410,524
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	5,384	5,729,525
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	11,456	12,429,665
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.6%		324,631,911
Total Long-Term Investments (Cost — $1,023,728,492) — 156.4%		1,139,468,551

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (j)(k)	6,922,502	6,922,502
Total Short-Term Securities (Cost — $6,922,502) — 0.9%		6,922,502
Total Investments (Cost — $1,030,650,994) — 157.3%		1,146,391,053
Other Assets Less Liabilities — 1.1%		7,489,179
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.9)%		(173,858,949)
VRDP Shares, at Liquidation Value — (34.5)%		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$728,621,283

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $23,450,890. See Note 4 of the Notes to Financial Statements for details.

(j)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	6,922,502	6,922,502	$1,179
FFI Institutional Tax-Exempt Fund	4,603,069	(4,603,069)	—	1,862
Total			6,922,502	$3,041

(k)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(55)	5-Year U.S. Treasury Note	June 2016	$6,650,273	$23,134
(134)	10-Year U.S. Treasury Note	June 2016	$17,428,375	114,574
(64)	Long U.S. Treasury Bond	June 2016	$10,452,000	158,481
(22)	Ultra U.S. Treasury Bond	June 2016	$3,769,563	66,204
Total				$362,393

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$362,393	—	$362,393

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,918,554)	—	$(1,918,554)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$996,838	—	$996,838

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$33,370,770

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,139,468,551	—	$1,139,468,551
Short-Term Securities	$6,922,502	—	—	6,922,502

Total	$6,922,502	$1,139,468,551	—	$1,146,391,053

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$362,393	—	—	$362,393

[1]    See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$542,850	—	—	$542,850
Liabilities:
Bank overdraft	—	$(272,831)	—	(272,831)
TOB Trust Certificates	—	(173,776,366)	—	(173,776,366)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$542,850	$(425,449,197)	—	$(424,906,347)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	19

Schedule of Investments April 30, 2016	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$3,018,000
Alaska — 1.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,611,708
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	4,425	5,169,285

		6,780,993
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,691,606
5.25%, 10/01/28	250	279,380

		1,970,986
California — 21.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,397,008
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (c):
0.00%, 8/01/37	3,250	1,208,382
0.00%, 8/01/38	7,405	2,618,186
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	885,205
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,812,240
California State University, Refunding RB, Systemwide, Series A, (AGM):
5.00%, 5/01/17 (a)	2,660	2,777,173
5.00%, 11/01/32	4,340	4,505,528
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,309,320
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 5/01/34 (b)	5,000	5,242,750
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,287,578
Series A-1, 5.75%, 3/01/34	1,150	1,354,332
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)	2,800	3,069,808
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	3,500	3,617,775
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	3,000	3,243,930
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,093,509
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	6,110	6,686,356
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (c)	5,000	3,188,900
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (c)	10,030	6,620,101
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 8/01/34 (b)	4,125	3,856,999
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	6,890	7,269,777

Municipal Bonds	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (b)	$1,945	$1,524,258
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (c)	5,000	2,412,700
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (c)	4,005	1,951,316
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 8/01/34 (b)	10,000	10,819,000
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	2,200	1,001,704
CAB, Series G, 0.00%, 7/01/34	900	414,279
CAB, Series G, 0.00%, 7/01/35	950	411,207
CAB, Series G, 0.00%, 7/01/36	1,430	581,638
CAB, Series G, 0.00%, 7/01/37	950	363,499
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	1,725	1,068,810
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,045,503
5.00%, 8/01/38	760	880,794
State of California, GO, 5.50%, 4/01/28	5	5,022
State of California, GO, Refunding, Various Purposes:
5.00%, 9/01/41	2,300	2,680,650
5.00%, 10/01/41	1,300	1,518,361
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,746,480
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (c)	15,000	7,238,100

		106,708,178
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,165,073
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	540	619,256

		2,784,329
Florida — 14.3%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	2,700	2,854,386
5.00%, 10/01/37	6,000	6,331,680
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	2,175	2,474,715
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	4,765	5,008,349
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,442,937
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,938,815
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,504,218
5.38%, 10/01/32	1,700	1,955,714
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/18 (a)	3,300	3,691,974

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	$2,755	$3,393,967
Series B, AMT, 6.00%, 10/01/30	870	1,086,117
Series B, AMT, 6.25%, 10/01/38	560	701,014
Series B, AMT, 6.00%, 10/01/42	895	1,077,732
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	299,068
Series A, 5.50%, 10/01/36	6,490	7,408,205
Series A, AMT, 5.00%, 10/01/32	3,550	4,071,495
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	4,740	5,513,426
County of Orange Florida School Board, COP, Series A (a):
5.00%, 8/01/16	5,000	5,057,500
5.00%, 8/01/16	2,000	2,023,000
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	3,297,142
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	416,081
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,641,231
5.38%, 10/01/29	1,900	2,249,372
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,423,818
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,935,608
South Florida Water Management District, COP (a):
(AGC), 5.00%, 10/01/16	700	713,202
(AMBAC), 5.00%, 10/01/16	1,500	1,528,290

		72,039,056
Georgia — 1.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,371,288
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	820,984
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	190	218,202
5.00%, 4/01/44	855	961,926

		5,372,400
Illinois — 14.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,500	6,412,780
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,615	1,595,458
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,229,462
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
Passenger Facility Charge, Series B, 5.00%, 1/01/31	5,000	5,603,650
Senior Lien, Series C, 5.38%, 1/01/39	4,090	4,654,706
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	1,140	1,196,692
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,529,610

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	$1,460	$1,658,735
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	805,410
Sales Tax Receipts, 5.25%, 12/01/36	840	924,756
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	419,106
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	1,004,658
Illinois Finance Authority, Refunding RB, Silver Cross Hospital and Medical Centers:
4.13%, 8/15/37	1,690	1,759,493
5.00%, 8/15/44	470	526,292
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,680	2,683,806
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,800	18,911,108
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (c)	15,000	8,448,900
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	4,625	1,367,196
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,075,509
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,269,248
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,244,470
5.50%, 7/01/33	1,100	1,213,465
5.25%, 2/01/34	1,140	1,238,895
5.50%, 7/01/38	1,840	2,010,513
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,401,621

		73,185,539
Indiana — 1.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,652,798
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	749,188
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	1,190	1,299,932
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/17 (a)	1,150	1,183,730
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,466,829
(AGC), 5.25%, 1/01/29	2,350	2,614,657

		8,967,134
Iowa — 2.9%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	7,700	8,672,818
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,590	1,714,831
5.70%, 12/01/27	1,585	1,699,231
5.80%, 12/01/29	1,075	1,151,110
5.85%, 12/01/30	1,445	1,548,476

		14,786,466

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Louisiana — 1.4%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	$4,460	$5,020,399
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,030,526

		7,050,925
Massachusetts — 1.7%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,166,560
5.35%, 12/01/42	1,525	1,601,113
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	2,009,442
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,685	1,771,238

		8,548,353
Michigan — 6.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,026,665
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	1,000	1,006,830
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,953,475
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21 (a)	25	30,203
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	1,470	1,668,465
Series V, 8.25%, 9/01/18 (a)	3,510	4,117,932
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,552,038
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,395,816
Series I-A, 5.38%, 10/15/41	1,000	1,163,180
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,955,676
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,040	1,115,494
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	591,245

		31,577,019
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	415	473,781
6.50%, 11/15/38	2,285	2,574,509

		3,048,290
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,123,440
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	1,150	1,320,568
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,685,895

		3,006,463

Municipal Bonds	Par (000)	Value
New Jersey — 9.3%
County of Hudson New Jersey Improvement Authority, RB, 5.25%, 5/01/51 (d)	$1,115	$1,328,456
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,502,710
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,057,223
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,373,561
Series WW, 5.25%, 6/15/33	215	237,102
Series WW, 5.00%, 6/15/34	280	300,115
Series WW, 5.00%, 6/15/36	1,280	1,362,905
Series WW, 5.25%, 6/15/40	490	536,035
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	730	828,397
5.75%, 12/01/27	340	385,835
5.75%, 12/01/28	365	411,808
5.88%, 12/01/33	1,980	2,238,212
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,360	1,437,275
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,186,020
Transportation Program, Series AA, 5.00%, 6/15/38	2,405	2,558,343
Transportation System, CAB, Series A, 0.00%, 12/15/29 (c)	7,500	4,123,200
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,437,080
Transportation System, Series AA, 5.50%, 6/15/39	3,565	3,944,851
Transportation System, Series B, 5.50%, 6/15/31	2,750	3,063,335
Transportation System, Series B, 5.00%, 6/15/42	3,500	3,685,535
Transportation System, Series D, 5.00%, 6/15/32	825	895,315

		46,893,313
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	500	581,590
New York — 3.1%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,671,417
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	2,000	2,103,660
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,175,730
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	2,000	2,280,440
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	3,350	3,433,214

		15,664,461
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	901,436

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	$950	$1,143,867
5.25%, 2/15/33	1,325	1,589,814

		3,635,117
Pennsylvania — 6.8%
Pennsylvania Economic Development Financing Authority, RB, AMT:
Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	11,890	13,404,429
Pennsylvania Rapid Bridge Replacement Project, 5.00%, 12/31/34	3,420	3,918,670
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,575	5,318,666
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	997,832
Series C, 5.50%, 12/01/33	760	930,225
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	914,826
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,679,071
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	1,040	1,202,573

		34,366,292
Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	7,445,516
South Carolina — 5.8%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,730,895
5.50%, 7/01/41	2,725	3,140,672
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	390,771
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,160	3,595,859
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,799,775
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	11,726,584
Series E, 5.50%, 12/01/53	985	1,147,446
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,288,558
Series E, 5.25%, 12/01/55	1,440	1,688,558

		29,509,118
Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.00%, 10/01/45	345	391,796
Texas — 12.8%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,091,010
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (c)	2,475	1,057,766
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	2,700	3,116,583
6.00%, 11/15/35	150	174,027

Municipal Bonds	Par (000)	Value
Texas (continued)
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	$760	$888,721
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,870	1,276,117
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,293,765
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,535,900
5.00%, 11/01/42	1,500	1,665,675
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,580,950
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	4,665	1,958,414
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,233,536
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,300	2,379,419
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	3,380	3,822,543
1st Tier System, Series S, 5.75%, 1/01/18 (a)	6,200	6,709,764
1st Tier System, Series SE, 5.75%, 1/01/40	6,100	6,546,398
Series B, 5.00%, 1/01/40	2,755	3,155,715
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	3,180	1,373,665
0.00%, 9/15/36	6,015	2,445,819
0.00%, 9/15/37	4,305	1,646,663
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,060	1,186,532
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,600	1,800,192
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group (d):
5.00%, 12/31/45	1,120	1,236,166
5.00%, 12/31/50	625	683,988
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,330	2,659,928

		64,519,256
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	2,000	2,128,360
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,380	1,575,215
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,453,160
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,677,347
Providence Health & Services, Series A, 5.25%, 10/01/39	850	946,560

		10,780,642
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,097,197
Total Municipal Bonds — 112.0%		565,851,869

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Arizona — 0.6%
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	$2,750	$2,925,209
California — 1.8%
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	2,639	3,079,035
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	578,138
San Diego County Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (a)	858	928,570
5.00%, 5/01/33	4,312	4,667,231

		9,252,974
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,220	1,372,036
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,219,633
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,320	1,530,170
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,908,436

		5,438,606
Florida — 11.0%
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,127,830
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,779,737
County of Miami-Dade Florida Water & Sewer System, (AGM), 5.00%, 10/01/39	12,729	14,509,156
County of Miami-Dade School Board, COP, Refunding, 5.25%, 5/01/18 (a)	11,350	12,367,187
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,544	4,069,385
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,428,896
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,315	4,708,309
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (g)	2,399	2,531,196

		55,521,696
Illinois — 7.5%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,099,720
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,323,502
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	381,801
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (g)	6,198	6,875,887
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,721	4,345,777
Senior Priority, Series B, 5.50%, 1/01/18 (a)	2,000	2,158,250
Senior, Series B, 5.00%, 1/01/40	1,409	1,649,741
Series A, 5.00%, 1/01/38	2,878	3,273,792

		38,108,470

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	$2,022	$2,368,455
Michigan — 2.9%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 5.00%, 11/01/44	2,701	3,110,605
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,055	10,183,525
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,364,705

		14,658,835
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(g)	5,007	5,750,007
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,789,904
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	4,720	5,581,495

		14,121,406
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	2,581	2,778,243
New York — 7.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,876,720
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,994,860
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	2,280	2,747,058
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,802,458
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	12,280,895
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,534	1,749,025
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,500	1,661,670

		37,112,686
North Carolina — 0.3%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	1,500	1,528,590
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	878,272
South Carolina — 1.0%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	4,695	5,279,856
Texas — 3.4%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,096,293
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	1,008,819

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas (continued)
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	$4,584	$4,738,726
5.00%, 2/15/32	166	171,871
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (g)	4,501	5,027,814

		17,043,523
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	507,767
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	2,504	2,665,267
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,930	4,921,067

		7,586,334
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	640	716,237
Series C, 5.25%, 4/01/39	2,000	2,169,920

		2,886,157
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.8%		221,588,748
Total Long-Term Investments (Cost — $710,244,420) — 155.8%		787,440,617

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, 0.19% (h)(i)	2,644,850	$2,644,850
Total Short-Term Securities (Cost — $2,644,850) — 0.5%		2,644,850
Total Investments (Cost — $712,889,270) — 156.3%		790,085,467
Other Assets Less Liabilities — 0.8%		4,065,854
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.2)%		(112,184,430)
VRDP Shares, at Liquidation Value — (34.9)%		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$505,366,891

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 16, 2016 to December 1, 2029, is $18,768,473. See Note 4 of the Notes to Financial Statements for details.

(h)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	2,644,850	2,644,850	$440
FFI Institutional Tax-Exempt Fund	2,768,314	(2,768,314)	—	495
Total			2,644,850	$935

(i)	Current yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(9)	5-Year U.S. Treasury Note	June 2016	$1,088,227	$3,856
(69)	10-Year U.S. Treasury Note	June 2016	$8,974,313	39,480
(39)	Long U.S. Treasury Bond	June 2016	$6,369,188	87,081
(6)	Ultra U.S. Treasury Bond	June 2016	$1,028,063	16,182
Total				$146,599

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$146,599	—	$146,599

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,206,443)	—	$(1,206,443)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$696,351	—	$696,351

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$23,269,607

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$787,440,617	—	$787,440,617
Short-Term Securities	$2,644,850	—	—	2,644,850

Total	$2,644,850	$787,440,617	—	$790,085,467

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$146,599	—	—	$146,599

[1] See above Schedule of Investments for values in each state or political subdivison.

[2]    Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$262,650	—	—	$262,650
Liabilities:
Bank overdraft	—	$(194,646)	—	(194,646)
TOB Trust Certificates	—	(112,111,483)	—	(112,111,483)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$262,650	$(288,906,129)	—	$(288,643,479)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	27

Schedule of Investments April 30, 2016	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$650	$749,749
City of Birmingham Albama, GO, Convertible CAB, Series A1, 5.00%, 3/01/45 (b)	915	919,978
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	2,012,000

		3,681,727
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	978,537
Arizona — 1.0%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,156,080
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,192,444
5.00%, 10/01/29	925	1,026,056

		3,374,580
California — 17.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (b)	7,150	7,575,568
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (c):
0.00%, 8/01/37	2,100	780,801
0.00%, 8/01/38	4,800	1,697,136
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	571,100
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,208,160
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	945	1,103,939
California State University, RB, Systemwide, Series A (a):
5.50%, 5/01/19	1,000	1,139,840
(AGC), 5.25%, 5/01/19	3,000	3,397,290
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,489,511
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	824,376
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (a)(b)	1,800	1,973,448
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,178,840
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	698,631
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/18 (a)	4,000	4,377,320
Los Angeles Community College District California, GO, Election of 2001, Series A (a):
(AGM), 5.00%, 8/01/17	2,200	2,321,264
(NPFGC), 5.00%, 8/01/17	4,330	4,568,669
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 8/01/28 (c)	11,975	6,896,522

Municipal Bonds	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (b)	$5,000	$3,918,400
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	1,400	637,448
CAB, Series G, 0.00%, 7/01/34	580	266,980
CAB, Series G, 0.00%, 7/01/35	615	266,203
CAB, Series G, 0.00%, 7/01/36	920	374,201
CAB, Series G, 0.00%, 7/01/37	615	235,317
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	1,110	687,756
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	1,855	986,526
0.00%, 8/01/32	2,320	1,157,054
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	697,002
5.00%, 8/01/38	490	567,881
State of California, GO, Various Purposes, 5.00%, 4/01/42	1,500	1,746,480
Yosemite Community College District, GO, CAB, Election of 2004, Series D (c):
0.00%, 8/01/36	2,000	965,080
0.00%, 8/01/37	2,790	1,274,556

		56,583,299
Colorado — 2.0%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (c)	5,500	2,395,470
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,148,580
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,866,925

		6,410,975
Florida — 15.3%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC), 5.00%, 10/01/37	4,000	4,221,120
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,420	1,615,676
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (a)	1,000	1,097,220
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	7,875	8,277,176
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	634,892
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,537,462
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	969,515
5.38%, 10/01/32	1,100	1,265,462
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	900	1,013,670
Seaport, Series A, 6.00%, 10/01/38	1,780	2,192,835
Seaport, Series B, AMT, 6.00%, 10/01/30	570	711,594
Seaport, Series B, AMT, 6.25%, 10/01/38	360	450,652
Seaport, Series B, AMT, 6.00%, 10/01/42	580	698,419

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	$160	$184,042
Series A, 5.00%, 10/01/32	1,730	1,984,137
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,065	3,565,116
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	9,000	9,103,500
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	2,217,547
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	277,388
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,841,312
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,242,613
South Florida Water Management District, COP, (AGC), 5.00%, 10/01/16 (a)	1,800	1,833,948

		49,935,296
Georgia — 0.7%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,070,250
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	531,225
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	120	137,812
5.00%, 4/01/44	550	618,783

		2,358,070
Illinois — 12.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,331,920
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,045	1,032,355
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	1,967,140
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series C, AMT, 5.38%, 1/01/39	3,235	3,681,656
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	600	629,838
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	573,741
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	566,964
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	472,780
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,362,408
Silver Cross Hospital and Medical Centers, 4.13%, 8/15/37	615	640,289
Silver Cross Hospital and Medical Centers, 5.00%, 8/15/44	305	341,530
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,865	12,941,032

Municipal Bonds	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (c)	$10,000	$4,017,600
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	880,918
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	687,131
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,668,280
State of Illinois, GO:
5.25%, 2/01/33	735	802,355
5.50%, 7/01/33	710	783,236
5.25%, 2/01/34	735	798,761
5.50%, 7/01/38	380	415,215
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	906,269

		39,501,418
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,180,570
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	483,172
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	770	841,133
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,256,660
(AGC), 5.50%, 1/01/38	1,575	1,768,079

		6,529,614
Iowa — 2.8%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	4,925	5,547,224
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	960	1,035,370
5.70%, 12/01/27	965	1,034,547
5.80%, 12/01/29	655	701,374
5.85%, 12/01/30	680	728,695

		9,047,210
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No.93 (AGC):
5.25%, 2/01/19 (a)	1,775	1,982,923
5.25%, 2/01/29	225	249,449

		2,232,372
Louisiana — 1.3%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,620	2,949,203
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,297,281

		4,246,484
Massachusetts — 3.2%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,277,600
5.35%, 12/01/42	975	1,023,662
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,110	1,296,791

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	$2,530	$2,659,485

		10,257,538
Michigan — 4.8%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,846,005
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,392,610
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	350	393,879
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	2,008,363
Michigan Finance Authority, RB, Beaumont Health Credit Group, 4.00%, 11/01/46	50	52,130
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21 (a)	15	18,122
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	720	817,207
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	697,908
Series II-A, 5.38%, 10/15/36	1,000	1,163,180
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,205,102
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	630	675,732
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	386,583

		15,656,821
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	275	313,951
6.50%, 11/15/38	1,525	1,718,218

		2,032,169
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,977,116
Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,123,930
(AGM), 5.25%, 7/01/39	1,700	1,911,327

		3,035,257
New Jersey — 10.2%
County of Hudson New Jersey Improvement Authority, RB, 5.25%, 5/01/51 (d)	730	869,751
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,769,144
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	610	689,739
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	889,437
Series WW, 5.25%, 6/15/33	135	148,878
Series WW, 5.00%, 6/15/34	180	192,931
Series WW, 5.00%, 6/15/36	800	851,816
Series WW, 5.25%, 6/15/40	320	350,064

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	$455	$516,329
5.50%, 12/01/26	320	361,635
5.75%, 12/01/28	180	203,083
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	935	988,127
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,409,983
Transportation Program, Series AA, 5.00%, 6/15/38	1,560	1,659,466
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,705,956
Transportation System, Series AA, 5.50%, 6/15/39	4,650	5,145,458
Transportation System, Series B, 5.00%, 6/15/42	9,300	9,792,993
Transportation System, Series D, 5.00%, 6/15/32	525	569,746

		33,114,536
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	325	378,034
New York — 3.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,488,113
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,412,767
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,658,898
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	717,195
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	2,835	2,905,421

		11,182,394
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	571,945
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	734,483
5.25%, 2/15/33	850	1,019,881

		2,326,309
Pennsylvania — 5.2%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,389,617
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT:
5.00%, 12/31/34	2,220	2,543,698
5.00%, 12/31/38	1,155	1,302,112
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	3,625	4,214,244
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	638,148
Series C, 5.50%, 12/01/33	490	599,750
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	590,210
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,573,062

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	$680	$786,298
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (a)	15	16,810
6.00%, 9/01/38	1,285	1,363,308

		17,017,257
Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	945	979,946
5.00%, 6/01/50	2,340	2,481,968

		3,461,914
South Carolina — 6.7%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,567,454
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	122,116
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,040	2,321,377
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,830,092
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,435	7,557,393
Series E, 5.50%, 12/01/53	2,820	3,285,075
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,123,139
Series E, 5.25%, 12/01/55	940	1,102,253

		21,908,899
Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.00%, 10/01/45	225	255,519
Texas — 16.1%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (c)	1,595	681,671
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	584,685
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	1,850	822,584
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	882,113
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	2,007,558
Series D, 5.00%, 11/01/42	1,140	1,265,913
Series H, 5.00%, 11/01/32	2,715	3,077,018
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	1,032,092
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,020	1,267,826
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,270,960
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,065	1,101,774
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 9/01/45 (b)	10,000	11,016,500
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	2,415	2,731,196
1st Tier System, Series S, 5.75%, 1/01/18 (a)	1,815	1,964,229
1st Tier System, Series SE, 5.75%, 1/01/40	1,785	1,915,626
1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,789,368
Series B, 5.00%, 1/01/40	1,060	1,214,177

Municipal Bonds	Par (000)	Value
Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	$1,150	$496,766
0.00%, 9/15/36	3,875	1,575,653
0.00%, 9/15/37	17,775	6,798,937
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	1,765	1,975,688
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,030	1,158,874
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group (d):
5.00%, 12/31/45	730	805,716
5.00%, 12/31/50	405	443,224
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	605	690,668

		52,570,816
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	80	80,022
Washington — 1.9%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	900	1,027,314
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,339,870
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,099,900
Providence Health & Services, Series A, 5.25%, 10/01/39	550	612,480

		6,079,564
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,360,344
Total Municipal Bonds — 113.0%		368,574,091

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.9%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,114,120
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,861,545

		2,975,665
California — 1.7%
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	1,699	1,982,712
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	408,097
San Diego County Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (a)	503	544,211
5.00%, 5/01/33	2,527	2,735,340

		5,670,360

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	$780	$877,204
5.00%, 2/01/41	3,000	3,269,490

		4,146,694
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,444,523
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	991,133
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,579	1,777,616
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,517,492

		5,286,241
Florida — 9.2%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	2,740	3,193,059
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,092,040
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,791,128
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,392,047
County of Miami-Dade Florida Water & Sewer System, (AGM), 5.00%, 10/01/39	6,901	7,866,216
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,394	3,896,953
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,619,264
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,189	1,255,051

		30,105,758
Illinois — 9.2%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,099,720
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,706,463
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,638	1,739,314
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	13,298,579
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	1,130	1,253,186
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/18 (a)	3,499	3,776,938
Senior, Series B, 5.00%, 1/01/40	930	1,088,127
Series A, 5.00%, 1/01/38	1,859	2,114,324

		30,076,651
Louisiana — 1.4%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	4,600	4,601,150
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,321	1,547,703

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Michigan — 2.5%
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 5.00%, 11/01/44	$1,750	$2,016,133
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,675	5,257,645
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	878,963

		8,152,741
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(f)	3,298	3,787,430
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,808,271
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,080	3,642,162

		9,237,863
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,701,404
New York — 4.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,159,703
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,792,502
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,771,129
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,762,436
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	996	1,135,730
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,329,336

		14,950,836
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	562,995
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,125	1,265,141
Texas — 4.4%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	1,963,213
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,540,000
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	5,066	5,237,540
5.00%, 2/15/32	184	189,963
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	2,228,997

		14,159,713
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	338,511

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$2,565	$3,211,842
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,920	2,148,711
Series C, 5.25%, 4/01/39 (f)	1,250	3,525,686

		5,674,397
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.5%		145,110,188
Total Long-Term Investments (Cost — $465,074,399) — 157.5%		513,684,279

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, 0.19% (g)(h)	1,841,543	$1,841,543
Total Short-Term Securities (Cost — $1,841,543) — 0.6%		1,841,543
Total Investments (Cost — $466,915,942) — 158.1%		515,525,822
Other Assets Less Liabilities — 0.7%		2,363,233
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(75,317,260)
VMTP Shares, at Liquidation Value — (35.7)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$326,071,795

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to December 1, 2029, is $10,434,418. See Note 4 of the Notes to Financial Statements for details.

(g)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,841,543	1,841,543	$363
FFI Institutional Tax-Exempt Fund	1,895,822	(1,895,822)	—	420
Total			1,841,543	$783

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(6)	5-Year U.S. Treasury Note	June 2016	$725,484	$2,571
(51)	10-Year U.S. Treasury Note	June 2016	$6,633,188	29,146
(22)	Long U.S. Treasury Bond	June 2016	$3,592,875	49,197
(5)	Ultra U.S. Treasury Bond	June 2016	$856,719	13,582
Total				$94,496

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$94,496	—	$94,496

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	33

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(780,305)	—	$(780,305)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$453,982	—	$453,982

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,228,902

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$513,684,279	—	$513,684,279
Short-Term Securities	$1,841,543	—	—	1,841,543

Total	$1,841,543	$513,684,279	—	$515,525,822

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$94,496	—	—	$94,496

[1]    See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$171,550	—	—	$171,550
Liabilities:
Bank overdraft	—	$(281,146)	—	(281,146)
TOB Trust Certificates	—	(75,273,164)	—	(75,273,164)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$171,550	$(192,054,310)	—	$(191,882,760)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2016

Statements of Assets and Liabilities

April 30, 2016	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,139,468,551	$787,440,617	$513,684,279
Investments at value — affiliated[2]	6,922,502	2,644,850	1,841,543
Cash pledged for futures contracts	542,850	262,650	171,550
Receivables:
Interest	16,886,031	10,051,932	6,320,006
Investments sold	1,078,165	—	147,363
Dividends — affiliated	814	218	148
Deferred offering costs	399,339	255,788	—
Prepaid expenses	53,715	36,307	32,005

Total assets	1,165,351,967	800,692,362	522,196,894

Accrued Liabilities
Bank overdraft	272,831	194,646	281,146
Payables:
Income dividends — Common Shares	3,593,124	2,346,782	1,511,387
Investments purchased	6,507,423	3,232,408	2,108,090
Investment advisory fees	471,981	325,077	211,951
Officer’s and Directors’ fees	288,513	204,635	3,760
Interest expense and fees	82,583	72,947	44,096
Variation margin on futures contracts	75,749	35,765	23,047
Other accrued expenses	262,114	201,728	168,458

Total accrued liabilities	11,554,318	6,613,988	4,351,935

Other Liabilities
TOB Trust Certificates	173,776,366	112,111,483	75,273,164
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	425,176,366	288,711,483	191,773,164

Total liabilities	436,730,684	295,325,471	196,125,099

Net Assets Applicable to Common Shareholders	$728,621,283	$505,366,891	$326,071,795

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$628,439,433	$430,025,518	$283,503,510
Undistributed net investment income	4,872,517	4,911,708	4,306,248
Accumulated net realized loss	(20,793,119)	(6,913,131)	(10,442,339)
Net unrealized appreciation (depreciation)	116,102,452	77,342,796	48,704,376

Net Assets Applicable to Common Shareholders	$728,621,283	$505,366,891	$326,071,795

Net asset value, per Common Share	$15.61	$16.47	$14.45

[1] Investments at cost — unaffiliated	$1,023,728,492	$710,244,420	$465,074,399
[2] Investments at cost — affiliated	$6,922,502	$2,644,850	$1,841,543
[3] Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	46,663,953	30,676,888	22,558,009
[7] Common Shares authorized	199,983,766	199,988,234	199,992,435

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	35

Statements of Operations

Year Ended April 30, 2016	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$51,760,983	$34,899,349	$22,483,593
Dividends — affiliated	3,041	935	783

Total income	51,764,024	34,900,284	22,484,376

Expenses
Investment advisory	5,641,989	3,906,483	2,539,036
Professional	141,638	264,824	89,225
Accounting services	135,063	104,260	77,154
Transfer agent	56,434	45,544	31,308
Officer and Directors	55,156	38,042	30,099
Custodian	45,355	33,993	24,959
Liquidity fees	25,675	738,954	—
Printing	17,340	14,723	12,608
Registration	14,601	9,663	7,628
Remarketing fees on Preferred Shares	25,210	85,357	—
Rating agency	36,205	44,784	35,980
Miscellaneous	69,156	60,663	50,433

Total expenses excluding interest expense, fees and amortization of offering costs	6,263,822	5,347,290	2,898,430
Interest expense, fees and amortization of offering costs[1]	3,622,000	1,902,196	1,794,364

Total expenses	9,885,822	7,249,486	4,692,794
Less fees waived by the Manager	(419)	(141)	(109)

Total expenses after fees waived	9,885,403	7,249,345	4,692,685

Net investment income	41,878,621	27,650,939	17,791,691

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,003,117	476,635	742,654
Futures contracts	(1,918,554)	(1,206,443)	(780,305)

	84,563	(729,808)	(37,651)

Net change in unrealized appreciation (depreciation) on:
Investments	15,471,948	12,509,937	6,547,225
Futures contracts	996,838	696,351	453,982

	16,468,786	13,206,288	7,001,207

Net realized and unrealized gain	16,553,349	12,476,480	6,963,556

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$58,431,970	$40,127,419	$24,755,247

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2016

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$41,878,621	$42,356,776
Net realized gain	84,563	1,173,491
Net change in unrealized appreciation (depreciation)	16,468,786	27,967,571

Net increase in net assets applicable to Common Shareholders resulting from operations	58,431,970	71,497,838

Distributions to Common Shareholders[1]
From net investment income	(43,465,516)	(44,472,999)

Capital Share Transactions
Reinvestment of common distributions	417,367	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	15,383,821	27,024,839
Beginning of year	713,237,462	686,212,623

End of year	$728,621,283	$713,237,462

Undistributed net investment income, end of year	$4,872,517	$6,443,580

	BlackRock MuniYield Quality Fund, Inc. (MQY)		BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$27,650,939	$28,125,437	$17,791,691	$18,144,100
Net realized gain (loss)	(729,808)	595,484	(37,651)	168,097
Net change in unrealized appreciation (depreciation)	13,206,288	12,537,879	7,001,207	9,733,479

Net increase in net assets applicable to Common Shareholders resulting from operations	40,127,419	41,258,800	24,755,247	28,045,676

Distributions to Common Shareholders[1]
From net investment income	(29,235,074)	(29,449,811)	(18,531,404)	(19,084,076)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	10,892,345	11,808,989	6,223,843	8,961,600
Beginning of year	494,474,546	482,665,557	319,847,952	310,886,352

End of year	$505,366,891	$494,474,546	$326,071,795	$319,847,952

Undistributed net investment income, end of year	$4,911,708	$6,492,814	$4,306,248	$5,069,264

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	37

Statements of Cash Flows

Year Ended April 30, 2016	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$58,431,970	$40,127,419	$24,755,247
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	100,589,318	83,269,976	53,079,874
Purchases of long-term investments	(107,650,955)	(80,085,653)	(48,520,524)
Net proceeds from sales (purchases) of short-term securities	(2,319,433)	123,464	54,279
Amortization of premium and accretion of discount on investments	932,973	(1,127,948)	(707,914)
Net realized gain on investments	(2,003,117)	(476,635)	(742,654)
Net unrealized gain on investments	(15,471,948)	(12,509,937)	(6,547,225)
(Increase) decrease in assets:
Cash pledged for futures contracts	(16,850)	343,350	225,450
Receivables:
Interest	(145,278)	(82,157)	174,503
Variation margin on futures contracts	52,174	61,659	40,346
Dividends — affiliated	(814)	(218)	(148)
Prepaid expenses	(8,730)	(739)	(1,083)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	4,822	(1,024)	(1,562)
Interest expense and fees	51,309	40,853	27,319
Other accrued expenses	76,369	163,929	48,807
Variation margin on futures contracts	75,749	35,765	23,047
Officer’s and Directors’ fees	4,226	2,458	(309)

Net cash provided by operating activities	32,601,785	29,884,562	21,907,453

Cash Provided by (Used for) Financing Activities
Cash distributions paid to Common Shareholders	(43,046,071)	(29,342,443)	(18,610,357)
Repayments of TOB Trust Certificates	(4,393)	(14,533,566)	(11,629,943)
Proceeds from TOB Trust Certificates	10,159,945	11,683,222	8,051,701
Increase in bank overdraft	272,831	194,646	281,146
Amortization of deferred offering costs	15,903	10,098	—

Net cash used for financing activities	(32,601,785)	(31,988,043)	(21,907,453)

Cash
Net decrease in cash	—	(2,103,481)	—
Cash at beginning of year	—	2,103,481	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$3,554,788	$1,851,245	$1,767,045

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$417,367	—	—

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended April 30,
	2016		2015		2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of year	$15.29		$14.71		$16.01	$15.19		$13.05

Net investment income[1]	0.90		0.91		0.94	0.95		0.99
Net realized and unrealized gain (loss)	0.35		0.62		(1.25)	0.89		2.15
Distributions to AMPS Shareholders from net investment income	—		—		—	—		(0.01)

Net increase (decrease) from investment operations	1.25		1.53		(0.31)	1.84		3.13

Distributions to Common Shareholders from net investment income[2]	(0.93)		(0.95)		(0.99)	(1.02)		(0.99)

Net asset value, end of year	$15.61		$15.29		$14.71	$16.01		$15.19

Market price, end of year	$15.73		$14.91		$14.14	$16.24		$15.49

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.81%		10.91%		(1.21)%	12.32%		24.76%

Based on market price	12.36%		12.51%		(6.38)%	11.73%		26.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.39%		1.37%		1.49%	1.52%		1.53%	[4]

Total expenses after fees waived and paid indirectly	1.39%		1.36%		1.49%	1.52%		1.53%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.88%	[6]	0.89%	[6]	1.20% [6]	1.17%	[6]	1.20%	[4,6]

Net investment income	5.91%		5.94%		6.70%	6.02%		6.95%	[4]

Distributions to AMPS Shareholders	—		—		—	—		0.04%

Net investment income to Common Shareholders	5.91%		5.94%		6.70%	6.02%		6.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$728,621		$713,237		$686,213	$745,575		$703,290

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400		$251,400		$251,400	$251,400		$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$389,825		$383,706		$372,956	$396,569		$379,749

Borrowings outstanding, end of year (000)	$173,776		$163,621		$169,241	$207,943		$178,408

Portfolio turnover rate	9%		11%		17%	16%		19%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2016	2015	2014	2013	2012

0.88%	0.88%	0.92%	0.90%	0.92%

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	39

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.12	$15.73	$16.83	$16.22	$13.72

Net investment income[1]	0.90	0.92	0.95	0.93	0.95
Net realized and unrealized gain (loss)	0.40	0.43	(1.07)	0.64	2.49
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.30	1.35	(0.12)	1.57	3.43

Distributions to Common Shareholders:[2]
From net investment income	(0.95)	(0.96)	(0.96)	(0.96)	(0.93)
From net realized gain	—	—	(0.02)	—	—

Total distributions to Common Shareholders	(0.95)	(0.96)	(0.98)	(0.96)	(0.93)

Net asset value, end of year	$16.47	$16.12	$15.73	$16.83	$16.22

Market price, end of year	$16.56	$15.52	$14.84	$16.94	$16.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.61%	9.09%	0.04%	9.86%	25.78%

Based on market price	13.35%	11.32%	(6.23)%	11.75%	29.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.46%	1.58%	1.53%	1.46%	[4]

Total expenses after fees waived and paid indirectly	1.47%	1.46%	1.58%	1.53%	1.46%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.09% [6]	1.25% [6]	1.32% [6]	1.23% [6]	1.19%	[4,6]

Net investment income	5.62%	5.65%	6.28%	5.57%	6.29%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	5.62%	5.65%	6.28%	5.57%	6.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$505,367	$494,475	$482,666	$515,995	$495,260

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$386,165	$379,997	$373,310	$392,183	$380,442

Borrowings outstanding, end of year (000)	$112,111	$114,962	$121,321	$129,431	$110,155

Portfolio turnover rate	10%	14%	12%	15%	25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2016	2015	2014	2013	2012

0.92%	0.89%	0.93%	0.90%	0.95%

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.18	$13.78	$14.68	$14.11	$11.85

Net investment income[1]	0.79	0.80	0.83	0.82	0.85
Net realized and unrealized gain (loss)	0.30	0.45	(0.88)	0.58	2.24
Distributions to AMPS Shareholders:
From net investment income	—	—	—	—	(0.01)
From net realized gain	—	—	—	—	(0.00)[2]

Net increase (decrease) from investment operations	1.09	1.25	(0.05)	1.40	3.08

Distributions to Common Shareholders from net investment income[3]	(0.82)	(0.85)	(0.85)	(0.83)	(0.82)

Net asset value, end of year	$14.45	$14.18	$13.78	$14.68	$14.11

Market price, end of year	$14.33	$13.44	$12.91	$14.41	$13.93

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.48%	9.70%	0.55%	10.17%	26.85%

Based on market price	13.42%	10.98%	(4.04)%	9.55%	28.04%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.47%	1.56%	1.49%	1.31%	[5]

Total expenses after fees waived and paid indirectly	1.48%	1.47%	1.56%	1.49%	1.31%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.91%	0.92%	0.95%	0.90%	0.99%	[5,7]

Net investment income	5.60%	5.65%	6.32%	5.62%	6.46%	[5]

Distributions to AMPS Shareholders	—	—	—	—	0.08%

Net investment income to Common Shareholders	5.60%	5.65%	6.32%	5.62%	6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$326,072	$319,848	$310,886	$331,171	$317,278

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$379,890	$374,548	$366,855	$384,267	$372,342

Borrowings outstanding, end of year (000)	$75,273	$78,851	$75,189	$82,257	$68,821

Portfolio turnover rate	10%	13%	16%	15%	20%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	41

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Non-diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Non-diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although the Manager is still evaluating the potential impacts of this new guidance, the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and modification to disclosures in the Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

ANNUAL REPORT	APRIL 30, 2016	43

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

44	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended April 30, 2016, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$324,631,911	$173,776,366	0.31% - 0.61%	$168,284,670	0.67%
MQY	$221,588,748	$112,111,483	0.31% - 0.88%	$112,478,878	0.71%
MQT	$145,110,188	$75,273,164	0.29% - 0.88%	$73,583,302	0.70%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2016.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

ANNUAL REPORT	APRIL 30, 2016	45

Notes to Financial Statements (continued)

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

	MYD	MQY	MQT
Investment advisory fee	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

Waivers

The Manager, with respect to the Funds, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any.

For the year ended April 30, 2016, the amounts waived were as follows:

	MYD	MQY	MQT
Amount waived	$419	$141	$109

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended April 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$114,158,378	$79,685,392	$49,645,565
Sales	$101,512,483	$81,603,511	$52,704,150

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

46	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, expenses characterized as distributions, non-deductible expenses, the expiration of capital loss carryforwards, and the sale of bonds received from TOB Trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(11,759,827)	$(10,098)	—
Undistributed net investment income	$15,832	$3,029	$(23,303)
Accumulated net realized loss	$11,743,995	$7,069	$23,303

The tax character of distributions paid was as follows:

		MYD	MQY	MQT
Tax-exempt income[1]	4/30/2016	$45,476,704	$30,269,448	$19,780,167
	4/30/2015	$46,719,911	$29,683,874	$20,298,757
Ordinary income[2]	4/30/2016	389,796	5,182	2
	4/30/2015	73,784	259	47

Total	4/30/2016	$45,866,500	$30,274,630	$19,780,169

	4/30/2015	$46,793,695	$29,684,133	$20,298,804

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$3,514,107	$3,565,336	$2,179,318
Undistributed ordinary income	74,529	187	—
Capital loss carryforwards	(17,772,751)	(4,301,557)	(6,680,824)
Net unrealized gains[1]	114,440,270	76,150,852	47,069,791
Qualified late-year losses[2]	(74,305)	(73,445)	—

Total	$100,181,850	$75,341,373	$42,568,285

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in TOB Trusts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
No expiration date[1]	$12,030,859	$4,301,557	$2,215,289
2017	4,065,755	—	2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764

Total	$17,772,751	$4,301,557	$6,680,824

[1]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2016, the Funds utilized the following amounts of their respective capital loss carryforward:

MYD	$1,115,331
MQY	$72,664
MQT	$478,871

ANNUAL REPORT	APRIL 30, 2016	47

Notes to Financial Statements (continued)

As of April 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$857,565,588	$601,623,977	$393,182,866

Gross unrealized appreciation	$121,369,822	$77,462,993	$48,744,056
Gross unrealized depreciation	(6,320,723)	(1,112,986)	(1,674,264)

Net unrealized appreciation	$115,049,099	$76,350,007	$47,069,792

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

48	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, certain Funds invested a significant portion of their assets in securities in the transportation and health sectors, and the county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MYD
2016	26,999
2015	—

For the year ended April 30, 2016 and the year ended April 30, 2015 for MQY and MQT, shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by a Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

ANNUAL REPORT	APRIL 30, 2016	49

Notes to Financial Statements (continued)

As of the period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: The VRDP Funds entered into a fee agreement with the liquidity provider that may require an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is scheduled to expire on April 19, 2017. The fee agreement between MQY and the liquidity provider is scheduled to expire on October 22, 2018.

In the event the fee agreement for a VRDP Fund is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares of the VRDP Fund will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance the VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During a special rate period (as described below), MQY incurs no remarketing fees and MYD incurs nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	0.96%	0.59%

Special Rate Period: On April 17, 2014, MYD commenced a special rate period with respect to its VRDP Shares that will terminate on April 19, 2017. On October 22, 2015, MQY commenced a special rate period with respect to its VRDP Shares that will terminate on April 18, 2018. During each VRDP Fund’s special rate period, the VRDP Shares of the Fund will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology.

The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for each VRDP Fund were withdrawn by the rating agencies then rating the VRDP Shares at the commencement of the special rate period. Prior to the termination date of a special rate period, the holder of the VRDP Shares and the VRDP Fund may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MYD pays a nominal fee at the annual rate of 0.01% to the liquidity provider and the remarketing agent during the special rate period. MQY does not pay any fees to the liquidity provider and

50	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

remarketing agent during the special rate period. The VRDP Funds also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If a VRDP Fund redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ or its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended April 30, 2016, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MQT	12/16/11	1,165	$116,500,000	1/02/19

Redemption Terms: MQT is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption date for VMTP Shares was extended until January 2, 2019. There is no assurance that the term of MQT’s VMTP Shares will be extended further or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term redemption date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the rating agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2016, the average annualized dividend rate for the VMTP Shares was 1.07%.

For the year ended April 30, 2016, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares and VMTP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares and VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	APRIL 30, 2016	51

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 1, 2016 to Common Shareholders of record on May 16, 2016:

Common Dividend Per Share
MYD	$0.0770
MQY	$0.0765
MQT	$0.0670

Additionally, the Funds declared a net investment income dividend in the following amounts per share on June 1, 2016 payable to Common Shareholders of record on June 15, 2016:

Common Dividend Per Share
MYD	$0.0720
MQY	$0.0725
MQT	$0.0620

The dividends declared on Preferred Shares for the period May 1, 2016 to May 31, 2016 for the Funds were as follows:

	Preferred Shares	Series	Dividend Declared
MYD	VRDP Shares	W-7	$271,869
MQY	VRDP Shares	W-7	$193,971
MQT	VMTP Shares	W-7	$137,826

52	ANNUAL REPORT	APRIL 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), as of April 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 23, 2016

ANNUAL REPORT	APRIL 30, 2016	53

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

54	ANNUAL REPORT	APRIL 30, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	APRIL 30, 2016	55

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Catherine A. Lynch 1961	Director and Member of the Audit Committee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof.

[3]    Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 228 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 326 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

56	ANNUAL REPORT	APRIL 30, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.
Further information about the Corporation’s Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Directors of the Funds.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Director and a Member of the Audit Committee of the Funds.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For MYD.

[2]	For MQY.

ANNUAL REPORT	APRIL 30, 2016	57

Additional Information

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,

58	ANNUAL REPORT	APRIL 30, 2016

Additional Information (concluded)

D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2016	59

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/16-AR

Item 1 – Report to Stockholders

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: July 1, 2016

10